Supplement dated August 7, 2014
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Large Core Quantitative Fund	5/1/2014
Effective August 7, 2014, the list of portfolio managers under the caption “Fund Management” in the "Summary of Columbia VP - Large Core Quantitative Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Condon, CFA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-manager	2010
Peter Albanese	Senior Portfolio Manager	Co-manager	August 2014
The rest of the section remains the same.
Effective August 7, 2014, the information about the portfolio managers under the caption “Portfolio Managers” in the "More Information About Columbia VP - Large Core Quantitative Fund" section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Condon, CFA	Senior Portfolio Manager and Head of Quantitative Strategies	Co-manager	2010
Peter Albanese	Senior Portfolio Manager	Co-manager	August 2014
Mr. Condon joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he was a portfolio manager since 1999. Mr. Condon began his investment career in 1993 and earned a B.A. from Bryant University and an M.S. in finance from Bentley University.
Mr. Albanese joined the Investment Manager in August 2014. Prior to joining the Investment Manager, Mr. Albanese was a Managing Director and Senior Portfolio Manager at Robeco Investment Management. Mr. Albanese began his investment career in 1991 and earned a B.S. from Stony Brook University and an M.B.A. from the Stern School of Business at New York University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
S-6466-232 A (8/14)